Liabilities for Employee Benefits, Net - Schedule of Expenses in Respect of Defined Contribution Plans (Details) - Expenses in respect of defined benefit plans [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Schedule of Expenses in Respect of Defined Contribution Plans [Line Items]
Expenses in respect of employee benefits	$ 8	$ 9
Cost of revenue	1	3
Research and development expenses	1	1
Selling and marketing expenses	2	2
General and administrative expenses	4	3
Expenses in respect of defined contribution plans	$ 8	$ 9